MW CAPITAL MANAGEMENT FUNDS
              Metropolitan West Capital Intrinsic Value Equity Fund
               Metropolitan West Capital International Value Fund

                                                                    May 13, 2002
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                         Supplement to Prospectus dated
                                December 28, 2001
                            (as revised May 10, 2002)

Please note the following changes to pages 2 and 5 of your Prospectus. Effective immediately, Metropolitan West Capital Management, LLC, the Adviser to the Metropolitan West Capital Intrinsic Value Equity Fund and the Metropolitan West Capital International Value Fund, has agreed to voluntarily reduce the expense cap of the Funds further as follows:


                                           Current Expense Cap               New Voluntary Expense Cap*
                                      -------------------------------    -----------------------------------
Metropolitan West Capital Intrinsic               0.95%                                0.80%
Value Equity Fund

Metropolitan West Capital
International Value Fund                          1.20%                                1.00%
-------------

*Effective immediately.

As a result of the additional waiver or reimbursement of fees and expenses, Footnote no. 4 to each fee table on pages 3 and 6 of the Prospectus, respectively is revised as follows:

Metropolitan West Capital Intrinsic Value Equity Fund
(4) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to limit the Fund's total annual operating expenses (excluding interest, taxes, extraordinary expenses and Rule 12b-1 fees, if any) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year on June 30th. Expense information is estimated. The Adviser has further agreed to voluntarily reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses to 0.80% of average daily net assets. The Adviser may terminate this voluntary waiver at anytime.

Metropolitan West Capital International Value Fund
(4) The Adviser has contractually agreed to reduce its fees and/or absorb expenses, and to limit the Fund's total annual operating expenses (excluding interest, taxes, extraordinary expenses and Rule 12b-1 fees, if any) to 1.20%. This contract has a one-year term, renewable at the end of each fiscal year on June 30th. Expense information is estimated. The Adviser has further agreed to voluntarily reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses to 1.00% of average daily net assets. The Adviser may terminate this voluntary waiver at anytime.


Please retain this Supplement with your Prospectus for future reference.